Regulatory Capital	12 Months Ended	7 Months Ended
	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Regulatory Capital

Note 17 Regulatory Capital

        BankUnited's regulatory capital levels as of December 31, 2010 and 2009 were as follows (dollars in thousands):

	December 31, 2010
	Actual		Required to be Considered Well Capitalized		Required to be Considered Adequately Capitalized
	Ratio	Amount	Ratio	Amount	Ratio	Amount
Tier 1 leverage ratio(1)	10.34%	$1,107,820	8.00%	$857,107	8.00%	$857,107
Tier 1 risk-based capital ratio	41.30%	$1,107,820	6.00%	$160,942	4.00%	$107,295
Total risk based capital ratio	42.04%	$1,127,661	10.00%	$268,235	8.00%	$214,588

	December 31, 2009
	Actual		Required to be Considered Well Capitalized		Required to be Considered Adequately Capitalized
	Ratio	Amount	Ratio	Amount	Ratio	Amount
Tier 1 leverage ratio(1)	8.78%	$966,749	8.00%	$880,865	8.00%	$880,865
Tier 1 risk-based capital ratio	40.42%	$966,749	6.00%	$143,506	4.00%	$95,670
Total risk based capital ratio	40.55%	$969,716	10.00%	$239,141	8.00%	$191,313
(1)
A condition for approval of the application for Federal Deposit Insurance requires the Bank to maintain a Tier 1 leverage ratio of no less than eight percent throughout the first three years of operation.

        For purposes of risk based capital computations, the FDIC Indemnification asset and the covered assets are risk-weighted at 20% due to the conditional guarantee represented by the loss sharing agreements.

        Regulations from the Office of Thrift Supervision ("OTS") require that savings institutions submit notice to the OTS prior to making a capital distribution if (a) they would not be well capitalized after the distribution, (b) the distribution would result in the retirement of any of the institution's common or preferred stock or debt counted as its regulatory capital, or (c) like the Bank, the institution is a subsidiary of a holding company. A savings institution must apply to the OTS to pay a capital distribution if (a) the institution would not be adequately capitalized following the distribution, (b) the institution's total distributions for the calendar year exceeds the institution's net income for the calendar year to date plus its net income (less distributions) for the preceding two years, or (c) the distribution would otherwise violate applicable law or regulation or an agreement with or condition imposed by the OTS. If neither the savings institution nor the proposed capital distribution meet any of the foregoing criteria, then no notice or application is required to be filed with the OTS before making a capital distribution. The OTS may disapprove or deny a capital distribution if in the view of the OTS, the capital distribution would constitute an unsafe or unsound practice. Declaration and payment of dividends may be further limited by regulation or by guidelines prescribed in the business plan submitted to the OTS in connection with the approval order for BankUnited.

Note 12 Regulatory Capital

        See Note 1 for a discussion of regulatory matters affecting regulatory capital.

        On September 5, 2008, BankUnited received notification that the OTS reclassified the Bank's regulatory capital status from well-capitalized to adequately capitalized due to the deterioration in the Bank's non-traditional mortgage loan portfolio, the concentration of risk associated with that portfolio, and a resultant need for significant additional capital. As of May 21, 2009, the Bank had negative regulatory capital which created significant capital deficiencies in Tier 1 leverage, Tier 1 risk-based and total risk-based capital ratios.

        No capital distributions were made by the Bank during the period ended May 21, 2009, and for the fiscal year ended September 30, 2008.

        In the fiscal year ended September 30, 2008, BKUNA, the Bank's sole shareholder at that time, contributed $80 million, in additional capital to the Bank.